UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): July 8, 2008

MUELLER WATER PRODUCTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0001-32892	20-3547095
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Abernathy Road Atlanta, Georgia 30328
(Address of Principal Executive Offices)

(770) 206-4200

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Chief Financial Officer

On July 8, 2008, Mr. Michael T. Vollkommer informed the Company that he will resign as Executive Vice President and Chief Financial Officer, effective at the close of business on July 15, 2008, to pursue other interests. Because Mr. Vollkommer is resigning for personal reasons, none of the severance or compensation provisions of his letter agreement with the Company are applicable to his resignation. Mr. Vollkommer’s resignation did not result from any disagreement between him and the Company on matters relating to its accounting, control environment or policies. Mr. Vollkommer has agreed to a serve as a consultant to the Company for six months following his resignation.

Appointment of Chief Financial Officer

Mr. Evan Hart, age 43, the Company’s Vice President and Controller, has been appointed as Senior Vice President and Chief Financial Officer effective July 16, 2008.

Mr. Hart has been Vice President and Controller since December 2007. He previously served as Vice President, Financial Planning and Analysis since September 2006. Prior to joining the Company, he was Vice President, Controller and Treasurer of Unisource Worldwide, Inc., a marketer and distributor of commercial printing & business imaging papers, packaging systems, and facility supplies and equipment, since November 2002.

Appointment of Controller

Mr. Kevin McHugh, age 50, the Company’s Vice President, Financial Reporting has been appointed as Vice President and Controller effective July 16, 2008.

Mr. McHugh has been Vice President, Financial Reporting since January 2008. Prior to joining the Company, he served as Corporate Controller of Unisource Worldwide, Inc., a marketer and distributor of commercial printing & business imaging papers, packaging systems, and facility supplies and equipment, since February 2003. Before that, he was Controller of Roper Industries, Inc., a diversified industrial growth company providing engineered products and solutions for global niche markets, from January 1997 to December 2002.

The compensatory arrangements for Messrs. Hart and McHugh will be described supplementally in a Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated July 14, 2008 – Mueller Water Products Announces Management Changes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 2008	MUELLER WATER PRODUCTS, INC.

	By:	/s/ Robert Barker
Robert Barker
Executive Vice President, General Counsel and Corporate Secretary

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